THIRD AMENDMENT TO THE PURCHASE AND SALE AGREEMENT

This Third Amendment (the "Third Amendment") to the Purchase and Sale Agreement between Deep Green Wasted & Recycling, LLC ("Seller") and AEC Yield Capital, LLC ("Purchaser") dated as of December 16, 2016, as amended via First Amendment dated January 26, 2017 and Second Amendment dated June 7, 2017 (collectively, the "Agreement") is made between Seller and Purchaser, collectively, the parties.

WHEREAS, the Seller and Purchaser entered into the Agreement as recited above and the parties wish to confirm that the Seller is bound by the Agreement as amended, including with regard to the current Amendment;

WHEREAS, Seller wishes to extend the period of time for repayment of existing chargeback invoices, and Purchaser, subject to the terms of the Agreement as amended, is willing to consider the extension of time for the repayment of such accounts receivable;

WHEREAS, the parties have agreed to amend the Agreement as set forth in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined shall have the meaning given such terms in the Agreement.

2. Amendments.

2.1 Section 7 shall be amended as follows:

After the final sentence of thereof the following shall be added:

"Notwithstanding the foregoing, and so long as Seller is in full compliance with all the terms hereof, Seller shall be permitted to repay the incurred chargeback amount, inclusive of liquidated damages, of $210,078.47, plus any ongoing incurred commissions hereunder, via the weekly payment, via ACH debit initiated by Purchaser, of $5,600 per week for 28 weeks, with any remaining amounts due to be paid in equal weekly debits over a 4-week period. Payments hereunder shall be first applied to the liquidated damages $21,649.00. In the event of any breach hereunder, all amounts charged back shall be immediately due and payable."

2.2 Section 29 shall be amended as follows:

The first sentence of thereof shall be deleted and replaced with the following:

"The Agreement will remain in effect for Nineteen (19) months from the date of the Third Amendment hereof (the "Term"). "

3. Seller shall pay to Purchaser, upon execution hereof, a legal fees of $3,250 plus any additional filing fees incurred by Purchaser.

4. Miscellaneous Provisions.

(a) Except as modified herein, all of the terms and conditions of the Agreement shall remain in effect in accordance with their original terms.

(b) This Amendment shall be binding upon and inure to the benefit of parties of the Agreement and their respective successors and assigns.

(c) This Amendment, and the rights and obligations of the parties hereunder shall be governed by the laws of the state of New York.

(d) This Amendment contains the entire agreement among the parties with respect to the subject matter hereof, and supersedes all negotiations, presentations, warranties, commitments and offers prior to the date hereof relating to the subject matter hereof. This Amendment may be amended, modified, waived or terminated only by a writing signed by the party to be charged.

(e) All representations and warranties made or given under the Agreement are deemed repeated and affirmed herein.

5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

6. JURY WAIVER. THE PARTIES HERETO HEREBY MUTUALLY WAIVE TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONNECTED WITH THIS AGREEMENT.

Accepted:

DEEP GREEN WASTE & RECYCLING, LLC	**AEC YIELD CAPITAL, LLC**
By: ______________________	By:
Name: Billy Ray Edmonds, Jr.	Name: Richard Rudy
Title: President	Title: Manager
This 15th day of September, 2017	This 15th day of September, 2017